                                                                    EXHIBIT 10.4

       Recording Requested by:  Bankers Trust Company, as Agent
       When Recorded Return to: Robert Harvey, Esq.
                                Cravath, Swaine & Moore
                                825 Eighth Avenue
                                New York, NY 10019








               DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING
                      AND ASSIGNMENT OF LEASES AND RENTS


        THIS DEED OF TRUST SECURES AN OBLIGATION WHICH PROVIDES FOR A
              REVOLVING LINE OF CREDIT AND VARIABLE INTEREST RATE


                   THIS DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND
               ASSIGNMENT OF LEASES AND RENTS dated as of April 7, 1998 (this "Deed of Trust"), by HUDSON RESPIRATORY CARE INC., a California corporation ("Hudson RCI"), having an office at 27711 Diaz Road, Temecula, CA 92580-9020 (the "Grantor"), to CHICAGO TITLE INSURANCE COMPANY (the "Trustee") for the benefit of BANKERS TRUST COMPANY, a New York banking corporation ("BTCo."), having an office at 300 South Grand Avenue, Floor 41, Los Angeles, CA 90071, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as defined below) (the "Beneficiary");


                               WITNESSETH THAT:

     A. Reference is made to the Senior Secured Credit Agreement dated as of April 7, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Grantor as Borrower, River Holding Corp., a Delaware corporation, the financial institutions party thereto as lenders (the "Lenders") and BTCo. as Administrative Agent, Collateral Agent and Issuing Bank for the Lenders. As used herein, the term "Secured Parties" shall mean (i) the Lenders, (ii) the Administrative

Agent, (iii) the Collateral Agent, (iv) the Issuing Bank, (v) each counterparty to a Rate Protection Agreement entered into with the Grantor if such counterparty was a Lender at the time the Rate Protection Agreement was entered into, (vi) the beneficiaries of each indemnification obligation undertaken by the Grantor under any Credit Document and (vii) the successors and permitted assigns of each of the foregoing. Pursuant to the Credit Agreement, (a) the Lenders have lent or agreed to lend to the Grantor (i) on a term basis, Term Loans (such term and each other capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Credit Agreement) in an aggregate principal amount not in excess of $40,000,000, and (ii) on a revolving basis, Revolving Loans, at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $50,000,000 in each case on the terms and subject to the conditions of the Credit Agreement and (b) the Issuing Bank has agreed to issue Letters of Credit for the account of the Grantor in an aggregate face amount at any time outstanding not in excess of $7,500,000 upon terms and subject to the conditions of the Credit Agreement.

     B. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantor of this Deed of Trust in the form hereof, to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Grantor under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including deficiency judgments and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor to the Secured Parties under the Credit Agreement, this Deed of Trust and the other Credit Documents to which the Grantor is or is to be a party, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantor under or pursuant to the Credit Agreement, this Deed of Trust and the other Credit Documents to which the Grantor is or is to be a party and (c) the due and punctual payment and performance of all obligations of the Grantor under each Rate Protection Agreement entered into with a counterparty that was a Lender at the time such Rate Protection Agreement was entered into (all the obligations referred to in the preceding clauses (a) through (c) being referred to collectively, as the "Obligations").

          Pursuant to the requirements of the Credit Agreement, the Grantor is entering into this Deed of Trust to create a security interest in the Trust Property (as defined herein) to secure the performance and payment by the Grantor of the Obligations. The Credit Agreement also requires the granting by the Grantor and the Subsidiaries (the "Other Mortgages") that create security interests in certain Mortgaged Properties other than the Trust Property to secure the performance of the Obligations.


                               Granting Clauses

     NOW THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure (A) the due and punctual payment and performance of the Obligations, (B) the due and punctual payment by the Grantor of all taxes and insurance premiums relating to the Trust Property and (C) all disbursements made by Beneficiary for the payment of taxes, common area charges or insurance premiums, all fees, expenses or advances in connection with or relating to the Trust Property, and interest on such disbursements and other amounts not timely paid in accordance with the terms of the Credit Agreement, this Deed of Trust and the other Credit Documents, Grantor hereby grants, conveys, mortgages, assigns and pledges, with mortgage covenants, to the Trustee, IN TRUST FOREVER, with power of sale, for the benefit of the Beneficiary (for the ratable benefit of the Secured Parties), a security interest in, all the following described property (the "Trust Property") whether now owned or held or hereafter acquired:

          (1) all Grantor's right, title and interest in all the fee estate in the land more particularly described on Exhibit A hereto (the "Land"), together with all rights appurtenant thereto, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in anyway appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

          (2) all Grantor's right, title and interest in all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

          (3) all Grantor's right, title and interest in all general intangibles relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the "Permits, Plans and Warranties");

          (4) Grantor's interest in and rights under any and all now or hereafter existing leases or licenses (under which Grantor is landlord or licensor) and subleases (under which Grantor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "Leases"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Grantor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

          (5) all Grantor's right, title and interest in and to all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Trust Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by the Grantor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Trust Property, unearned premiums on policies of fire and other insurance maintained by the Grantor covering any interest in the Trust Property or required by the Credit Agreement; and

          (6) all Grantor's right, title and interest in and to all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Grantor, all of which shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein.

     TO HAVE AND TO HOLD the Trust Property unto the Trustee, its successors and assigns, for the benefit of the Beneficiary (for the ratable benefit of the Secured Parties), forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancelation as provided in Section
3.04. IN TRUST NEVERTHELESS upon the terms and trust herein set forth for the benefit and security of the Beneficiary.


                                   ARTICLE I

             Representations, Warranties and Covenants of Grantor

     Grantor agrees, covenants, represents and/or warrants as follows:

     SECTION 1.01. Title. (a) Grantor has good and marketable title to an indefeasible fee estate in the Land and Improvements subject to no lien, charge or encumbrance, and this Deed of Trust is and will remain a valid and enforceable first and prior lien on the Premises, Improvements and the Rents subject only to, in each case, Liens permitted by Section 6.2 of the Credit Agreement and the exceptions and encumbrances referred to in Schedule B to the title insurance policy being issued to insure the lien of this Deed of Trust (collectively, the "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the current use, enjoyment or operation of the Trust Property.

     (b) Grantor has good and marketable title to all the Personal Property subject to no lien, charge or encumbrance other than this Deed of Trust and the Permitted Encumbrances. Except as may be permitted under the Credit Agreement, the Personal Property is not and will not become the subject matter of any lease or other arrangement that is not a Permitted Encumbrance whereby the ownership of any Personal Property will be held by any person or entity other than Grantor; except as permitted under the Credit Agreement, none of the Personal Property will be removed from the Premises or the Improvements unless the same is no longer needed for the continued operation of the Premises and the Improvements as currently operated (or as then operated, to the extent that any change from the current manner of operation was permitted by the Credit Agreement) or is replaced by other Personal Property of substantially equal or greater utility and value; and Grantor will not create or cause to be created (other than Permitted Encumbrances) any security interest covering any of the Personal Property other than the security interest in the Personal Property created in favor of Beneficiary by this Deed of Trust or any other agreement collateral hereto. The Trust Property is served by water, gas, electric, storm and sanitary sewage facilities, and such utilities serving the Premises and the Improvements are located in and in the future will be located in the Premises as is reasonable and customary for like kind Improvements in the area. There is vehicular access to the Premises and the Improvements which is provided by, either a public right-of-way abutting and contiguous with the Land or valid recorded unsubordinated easements.

     (c) Except as set forth on Schedule A hereto, there are no leases affecting any portion of the Trust Property. Each Lease is in full force and effect, and, except as set forth on Schedule A hereto, Grantor has not given, nor to Grantor's knowledge has it received, any uncured or unwaived notice of default with respect to any material obligation under any Lease. Each Lease is subject to no lien, charge or encumbrance other than this Deed of Trust and the Permitted Encumbrances.

     (d) All easement agreements, covenant or restrictive agreements, supplemental agreements and any other material instruments hereinabove referred to and mortgaged hereby are and will remain valid, subsisting and in full force and effect, unless the failure to remain valid, subsisting and in full force and effect, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Trust Property, and Grantor is not in default thereunder and has fully performed the material terms thereof required to be performed through the date hereof, and has no knowledge of any default thereunder or failure to fully perform the terms thereof by any other party, nor of the occurrence of any event that after notice or the passage of time or both will constitute a default thereunder.

     (e) Grantor has good and lawful right and full power and authority to mortgage the Trust Property and will forever warrant and defend its title to the Trust Property, the rights of Beneficiary therein under this Deed of Trust and the validity and priority of the lien of this Deed of Trust thereon against the claims of all persons and parties except those having rights under Permitted Encumbrances to the extent of those rights.

     (f) This Deed of Trust, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid and enforceable lien upon and security interest in all the Trust Property and there will be no defenses or offsets to this Deed of Trust that will be asserted by Grantor or its Affiliates (or any third party defense or offset now known to Grantor or its Affiliates) or to any of the Obligations secured hereby for so long as any portion of the Obligations is outstanding, other than payment of the Obligations.

     SECTION 1.02. Credit Agreement; Certain Amounts. (a) This Deed of Trust is given pursuant to the Credit Agreement. Each and every term and provision of the Credit Agreement, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Deed of Trust and to the extent there is a specific conflict between the terms hereof and the terms of the Credit Agreement (except with respect to Section 1.01 hereof), the terms of the Credit Agreement shall control.

     (b) If any remedy or right of the Trustee or Beneficiary pursuant hereto is acted upon by the Trustee or Beneficiary or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which the Trustee or Beneficiary is made a party and is obliged to defend or uphold or enforce this Deed of Trust or the rights of Beneficiary hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Trust Property, Grantor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by the Trustee or Beneficiary related to the exercise of any remedy or right of the Trustee or Beneficiary pursuant hereto or for the reasonable expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the rate specified in clause (b) of Section 2.7 of the Credit Agreement (the "Default Interest Rate"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching or accruing subsequent to the recording of this Deed of Trust and shall be secured by this Deed of Trust to the extent permitted by law. Any payment of amounts due to Beneficiary under this Deed of Trust not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be immediately due upon demand by the Trustee or Beneficiary.

     SECTION 1.03. Payment of Taxes, Liens and Charges. (a) Except as may be permitted by Section 5.3 of the Credit Agreement, Grantor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and all other private charges, whether of a like or different nature, imposed upon or assessed against the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use or possession thereof.

     (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Deed of Trust or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Beneficiary, either directly or indirectly, on this Deed of Trust or any of the Credit Documents or to require an amount of taxes to be withheld or deducted therefrom, Grantor will promptly notify Beneficiary of such event. In such event Grantor shall (i) agree to enter into such further instruments as may be reasonably necessary or desirable to obligate Grantor to make any applicable additional payments and (ii) make such additional payments.

     (c) At any time that an Event of Default shall occur hereunder and be continuing, or if required by any law applicable to Grantor or to Beneficiary, Beneficiary shall have the right to direct Grantor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Trust Property in advance and thereafter semi-annually, each such deposit to be equal to one-half of any such annual charges estimated in a reasonable manner by Beneficiary in order to accumulate with Beneficiary sufficient funds to pay such taxes, assessments, insurance premiums and charges.

     SECTION 1.04. Payment of Closing Costs. Grantor shall pay all costs in connection with, relating to or arising out of the preparation, execution and recording of this Deed of Trust, including title company premiums and charges, inspection costs, survey costs, recording fees and taxes which are due, reasonable attorneys', engineers', appraisers' and consultants' fees and disbursements and all other similar reasonable expenses of every kind.

     SECTION 1.05.  Alterations and Waste; Plans.  (a)   Except as may be
permitted under the Credit Agreement, no Improvements will be materially altered or demolished or removed in whole or in part by Grantor. Grantor will not erect any additions to the existing Improvements or other structures on the Premises which will materially interfere with the operation conducted thereon on the date hereof, without the written consent of Beneficiary. Grantor will not commit any waste on the Trust Property or make any alteration to, or change in the use of, the Trust Property that will diminish the utility thereof for the operation of the business except as may be permitted under the Credit Agreement or materially increase any ordinary fire or other hazard arising out of construction or operation, but in no event shall any such alteration or change be contrary to the terms of any insurance policy required to be kept pursuant to Section 1.06. Grantor will maintain and operate the Improvements and Personal Property in good repair, working order and condition, reasonable wear and tear excepted (notwithstanding the terms of Section 5.1 of the Credit Agreement).

     (b) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Grantor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Trust Property either at the Trust Property or in a particular office at the headquarters of Grantor to which Beneficiary shall have access upon reasonable advance notice and at reasonable times.

     SECTION 1.06. Insurance. Grantor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, required by Section 5.2 of the Credit Agreement.

     SECTION 1.06. Insurance. Grantor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, required by Section 5.2 of the Credit Agreement.

     SECTION 1.07. Casualty; Condemnation. Beneficiary is authorized to collect and receive insurance and condemnation proceeds as provided by Section
5.12 of the Credit Agreement.

     SECTION 1.08. Assignment of Leases and Rents. (a) Grantor hereby irrevocably and absolutely grants, transfers and assigns to the Trustee for the benefit of Beneficiary all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Grantor of the Obligations. Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than the Trustee for the benefit of Beneficiary.

     (b) Without Beneficiary's prior written consent, Grantor will not (i) modify, amend, terminate or consent to the cancelation or surrender of any Lease if such modification, amendment, termination or consent to the Trustee for the benefit of the Beneficiary would, in the reasonable judgment of the Beneficiary, be adverse in any material respect to the interests of the Lenders, the value of the Trust Property or the lien created by this Deed of Trust or (ii) consent to an assignment of any tenant's interest in any Lease or to a subletting thereof covering a material portion of the Trust Property.

     (c) Subject to Section 1.08(d), Grantor has assigned and transferred to Beneficiary all of Grantor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Grantor, it being intended that this assignment establish, subject to Section 1.08(d), an absolute transfer and assignment of all Rents and all Leases to Beneficiary and not merely to grant a security interest therein. Subject to
Section 1.08(d), Beneficiary may in Grantor's name and stead (with or without first taking possession of any of the Trust Property personally or by receiver as provided herein) operate the Trust Property and rent, lease or let all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

     (d) So long as an Event of Default shall not have occurred and be continuing, Beneficiary will not exercise any of its rights under Section 1.08(c), and Grantor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Beneficiary may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any written notice sent by Beneficiary to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Beneficiary.

     (e) Beneficiary will not become a Beneficiary in possession so long as it does not enter or take actual possession of the Trust Property. In addition, Beneficiary shall not be responsible or liable for performing any of the obligations of the landlord under any

Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other person.

     (f) Grantor shall furnish to Beneficiary, within 30 days after a request by Beneficiary to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

     SECTION 1.09. Security Agreement. This Deed of Trust is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located. Grantor has hereby granted unto Beneficiary a security interest in and to all the Trust Property described in this Deed of Trust that is not real property, and simultaneously with the recording of this Deed of Trust, Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Deed of Trust in all the Trust Property that is not real property. Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the uniform commercial code as adopted in the state wherein the Premises are located in addition to, but not in limitation of, the other rights afforded Beneficiary hereunder and under the Security Agreement.

     SECTION 1.10. Filing and Recording. Grantor will cause this Deed of Trust, any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Beneficiary in, the Trust Property. Grantor will pay all filing, registration or recording fees, and all reasonable expenses incidental to the execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Personal Property, and any instrument of further assurance and all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Personal Property or any instrument of further assurance.

     SECTION 1.11. Further Assurances. Upon demand by Beneficiary, Grantor will, at the cost of Grantor and without expense to Trustee or Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages or deeds of trust, as applicable, assignments, notices of assignment, transfers and assurances as Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and on demand, Grantor will also execute and deliver and hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

     SECTION 1.12. Additions to Trust Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specifically described in the grant of the Trust Property above, but at any and all times Grantor will execute and deliver to Beneficiary any and all such further assurances, mortgages, conveyances or assignments thereof as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

     SECTION 1.13. No Claims Against Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by Trustee or Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Trustee or Beneficiary in respect thereof.

     SECTION 1.14. Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the county in which the Premises are located with respect to any and all fixtures included within the term Trust Property that is or may become fixtures.


                                  ARTICLE II

                             Defaults and Remedies

     SECTION 2.01. Events of Default. It shall be an Event of Default under this Deed of Trust if any Event of Default (as therein defined) shall exist pursuant to the Credit Agreement.

     SECTION 2.02. Demand for Payment. If an Event of Default as set forth herein shall occur and be continuing, then, upon written demand of Beneficiary, Grantor will pay to Beneficiary all amounts due hereunder and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Trustee or Beneficiary and Trustee or Beneficiary shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

     SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues. (a) To the extent permitted by applicable law, if an Event of Default shall occur and be continuing, Grantor shall, upon demand of Beneficiary, forthwith surrender to Beneficiary actual possession of the Trust Property and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Trust Property without the appointment of a receiver or an application therefor, exclude Grantor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Grantor.

     (b) To the extent permitted by applicable law, if Grantor shall for any reason fail to surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Trust Property to Beneficiary, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to Beneficiary, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary's attorneys and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Deed of Trust.

     (c) To the extent permitted by applicable law, upon every such entry or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time,
(i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary, all as may from time to time be directed or determined by Beneficiary to be in its best interest and Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions,
(iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary may at its option pay, (v) other proper charges upon the Trust Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the moneys and proceeds so received first to the payment of the

Beneficiary for the satisfaction of the Obligations, and second, if there is any surplus, to Grantor, subject to the entitlement of others thereto under applicable law.

     (d) To the extent permitted by applicable law, whenever, before any sale of the Trust Property under Section 2.06, all Obligations that are then due shall have been paid and all Events of Default fully cured, Beneficiary will surrender possession of the Trust Property back to Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

     SECTION 2.04. Right To Cure Grantor's Failure to Perform. After any Event of Default at anytime (without requiring future notice) should Grantor fail in the payment, performance or observance of any term, covenant or condition required by this Deed of Trust or the Credit Agreement (with respect to the Trust Property), Beneficiary may pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate. Beneficiary shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Grantor, to any person in possession holding under Grantor or to any other person.

     SECTION 2.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Trust Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. Grantor shall pay to Beneficiary upon demand all reasonable expenses, including receiver's fees, reasonable attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Deed of Trust and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate.

     SECTION 2.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Beneficiary may elect to sell or to cause and direct the Trustee to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of sale granted to Trustee and/or Beneficiary by applicable law or this Deed of Trust. In such case, Trustee or Beneficiary may commence a civil action to foreclose this Deed of Trust, or Trustee may proceed and sell the Trust Property to satisfy any Obligation. Trustee, Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property, may sell all or such parts of the Trust Property as may be chosen by Trustee or Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Trustee or Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any foreclosure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Trustee or Beneficiary or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Grantor or Beneficiary or any designee or affiliate thereof, may purchase at such sale.

     (b) The Trust Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Trustee and Beneficiary (including costs of evidence of title in connection with the sale), Trustee or Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

     (c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Trust Property has been sold.

     (d) If an Event of Default shall occur and be continuing, Trustee or Beneficiary may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other Credit Document or any other right, or (ii) to pursue any other remedy available to Trustee or Beneficiary, all as Trustee or Beneficiary shall determine most effectual for such purposes.

     SECTION 2.07. Other Remedies. (a) In case an Event of Default shall occur and be continuing, Beneficiary may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the uniform commercial code of the State wherein the Trust Property is located.

     (b) In connection with a sale of the Trust Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08, Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

     SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Trust Property, Trustee or Beneficiary shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Trustee or Beneficiary shall apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by Trustee or Beneficiary under this Deed of Trust as follows:

          FIRST, to the payment of the costs and expenses of such sale, including reasonable compensation to Trustee or to Beneficiary's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust, together with interest at the Default Interest Rate on all advances made by

     Beneficiary hereunder, including all taxes or assessments (except any taxes, assessments or other charges subject to which the Trust Property shall have been sold) and the cost of removing any Permitted Encumbrance (except any Permitted Encumbrance subject to which the Trust Property was sold);

          SECOND, to the Beneficiary for the distribution to the Secured Parties for the satisfaction of the Obligations owed to the Secured Parties; and

          THIRD, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Beneficiary shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Deed of Trust. Upon any sale of the Trust Property by the Trustee or Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or Beneficiary or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Trust Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or Beneficiary or such officer or be answerable in any way for the misapplication thereof.

     SECTION 2.09. Grantor as Tenant Holding Over. If Grantor remains in possession of any of the Trust Property after any foreclosure sale by Beneficiary, at Beneficiary's election Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

     SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement of any portion of the Trust Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Beneficiary, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, or sale of the Trust Property as separate tracts, units or estates or as a single parcel in the event of foreclosure, and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshaling in the event of foreclosure of this Deed of Trust.

     SECTION 2.11. Discontinuance of Proceedings. In case Trustee or Beneficiary shall proceed to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Trustee or Beneficiary, then and in every such case Grantor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Trustee or Beneficiary shall continue as if no such proceeding had been taken.

     SECTION 2.12. Suits To Protect the Trust Property. Trustee and/or Beneficiary shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts that may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Trustee or Beneficiary hereunder.

     SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, Beneficiary shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the Obligations secured by this Deed of Trust at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

     SECTION 2.14. Possession by Beneficiary. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, any of its property or the Trust Property, Beneficiary shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Deed of Trust to Beneficiary in accordance with the terms hereof and applicable law.

     SECTION 2.15. Waiver. (a) No delay or failure by Trustee or Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary. No consent or waiver by Beneficiary to or of any breach or default by Grantor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations by Grantor hereunder. No failure on the part of Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Grantor.

     (b) Even if Beneficiary (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Credit Documents, (iv) releases a part of the Trust Property from this Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Credit Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Beneficiary's lien on the Trust Property hereunder; no such act or omission shall preclude Beneficiary from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Trustee and Beneficiary, shall this Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, Beneficiary is hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

     SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Trustee or Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.


                                  ARTICLE III

                                 Miscellaneous

     SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     SECTION 3.02. Notices. All notices hereunder shall be in writing and given, in the case of communications and notices to Trustee in accordance with the terms of the Credit Agreement at the address set forth on the first page of this Deed of Trust and to Grantor and Beneficiary as provided in the Credit Agreement.

     SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Grantor and the successors and assigns of Beneficiary.

     SECTION 3.04. Satisfaction and Cancelation. (a) The conveyance to Trustee of the Trust Property as security and for the benefit of Beneficiary, created and consummated by this Deed of Trust shall be null and void when all the Obligations have been paid in full in accordance with the terms of the Credit Documents and the Lenders have no further commitment to make Loans under the Credit Agreement, no Letters of Credit are outstanding and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

     (b) The lien of this Deed of Trust shall be released from such portion of the Trust Property as is required pursuant to and in accordance with the operative provisions of Section 6.5 of the Credit Agreement.

     (c) In connection with any termination, or release pursuant to paragraph
(a), upon written request of the Beneficiary and surrender of this Deed of Trust to the Trustee for cancellation, and upon payment to the Trustee of its fees and expenses by the Grantor, the

Trustee shall reconvey without warranty the then trust property. The recitals in any reconveyance shall be conclusive proof of the truthfulness thereof and the grantee in any reconveyance may be described as "the person or persons legally entitled thereto." Beneficiary and Trustee shall execute any documents reasonably requested by Grantor to accomplish the foregoing or to accomplish any release contemplated by paragraph (a) and Grantor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Beneficiary and Trustee in connection with the preparation and execution of such documents.

     SECTION 3.05. Definitions. As used in this Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Trust Property" shall mean "the Trust Property or any part thereof or interest therein". Any act that Trustee or Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Trustee or Beneficiary or any person or entity designated by Trustee or Beneficiary. Any act that is prohibited to Grantor hereunder is also prohibited to all lessees of any of the Trust Property. Each appointment of Trustee or Beneficiary as attorney-in-fact for Grantor under this Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

     SECTION 3.06. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of a number of Other Mortgages and Security Documents that secure the Obligations. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Trustee or Beneficiary and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Beneficiary of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Trustee or Beneficiary to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Trustee or Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary's rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any of the Other Mortgages and other Security Documents or any of Trustee's or Beneficiary's rights and remedies thereunder. The Grantor specifically consents and agrees that Trustee or Beneficiary may exercise its rights and remedies hereunder and under the Other Mortgages and other

Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.


                                  ARTICLE IV

                             Particular Provisions

     This Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

     SECTION 4.01. Applicable Law. Pursuant to the terms thereof, the Credit Agreement and all of the other Credit Documents (other than this Deed of Trust) are to be governed by and construed and interpreted in accordance with the internal law of the State of New York without giving effect to the conflicts-of-law rules and principles of such state. The Grantor and Beneficiary acknowledge, agree, and stipulate that the State of New York has a substantial relationship to the parties involved in this transaction and to the underlying transaction secured by this Deed of Trust. The rights and obligations of the parties under this Deed of Trust shall, however, be governed by and construed and interpreted in accordance with the internal law of the State of California without giving effect to the conflicts-of-law rules and principles of California and the Grantor and the Beneficiary agree to submit to jurisdiction and the laying of venue for any suit on this Deed of Trust in California; provided, however, that nothing is this section shall in any event be construed to provide that the substantive law of the State of California shall apply to the Obligations secured by this Deed of Trust or evidenced by the other Credit Documents, which are and shall continue to be governed by the substantive law of the State of New York. In such connection, the Grantor further acknowledges and agrees that: (a) the Beneficiary may enforce its rights under the Credit Documents, including its right to sue the Grantor, to collect any outstanding indebtedness, or to obtain a judgment against the Grantor for any deficiency prior to or following foreclosure, in accordance with New York law, and if the Beneficiary obtains a deficiency judgment in a state other than in California, then the Beneficiary shall have the right to enforce such judgment in California, as well as in other states; (b) California's antideficiency, one-action, and security-first rules (including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580c, and 580d) are inapplicable to the Obligations secured by this Deed of Trust and to the enforcement or realization by the Beneficiary of its rights and remedies relating thereto; and (c) Section 726 of the California Code of Civil Procedure shall not apply (i) to prevent or limit exercise or enforcement or any other rights or remedies of the Beneficiary (including, but not limited to, the Beneficiary's right to obtain a deficiency judgment) either prior to or following foreclosure, or (ii) to prevent or limit the Beneficiary's right to foreclosure judicially or nonjudicially following any exercise or enforcement of any other rights or remedies of the Beneficiary.

     SECTION 4.02. Trustee's Powers and Liabilities. (a) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or wilful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Deed of Trust to Trustee and/or Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

     (b) Trustee may resign at any time upon giving 30 days' notice in writing to Grantor and to Beneficiary.

     (c) Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

     (d) Trustee shall not be required to see that this Deed of Trust is recorded, nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigations, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the extent permitted by law by all remedies at law or in equity.

     (e) At any time, or from time to time, without liability therefor and with 10 days' prior written notice to Grantor, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, so long as Grantor has consented thereto, (iii) join in granting any easement thereon, so long as Grantor has consented thereto, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

     IN WITNESS WHEREOF, this Deed of Trust has been duly authorized and has been executed and delivered to Trustee and Beneficiary by Grantor on the date first written above.


                                     HUDSON RESPIRATORY CARE
                                     INC., a California corporation,

                                      by /s/ Richard W. Johansen
                                        ----------------------------------
                                        Name:  Richard W. Johansen
                                        Title: President and Chief
                                               Executive Officer


                                      by /s/ Jay R. Ogram
                                        ----------------------------------
                                        Name:  Jay R. Ogram
                                        Title: Chief Financial Officer


STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )


          On April 7, before me, Robert Harvey, a Notary Public in and for said state, personally appeared Richard W. Johansen and Jay R. Ogram, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                    /s/ Robert Harvey
                                    ______________________________________
                                    Notary Public in and for said State

[SEAL]